Exhibit 99.1

NEWS RELEASE

HEALTH CARE PROPERTY INVESTORS, INC. REPORTS RESULTS FOR THE QUARTER ENDED JUNE 30, 2006

LONG BEACH, CA, July 31, 2006 — Health Care Property Investors, Inc. (the “Company”) (NYSE:HCP), today announced operating results for the quarter ended June 30, 2006. Net income applicable to common shares for the quarter ended June 30, 2006, was $36.3 million, or $0.26 per diluted share of common stock. This compares with net income applicable to common shares of $37.8 million, or $0.28 per diluted share of common stock, for the quarter ended June 30, 2005. Net income applicable to common shares for the six months ended June 30, 2006, was $88.9 million, or $0.65 per diluted share of common stock, compared to $75.9 million, or $0.56 per diluted share of common stock in the year ago period. The Company’s results for the three and six months ended June 30, 2006, include impairment charges of $4.7 million, or $0.03 per diluted share of common stock, partly related to two properties that the Company sold on July 28, 2006. No impairment charges were incurred in the year ago periods.

Funds From Operations (“FFO”) applicable to common shares was $64.7 million, or $0.47 per diluted share of common stock, for the quarter ended June 30, 2006, compared to FFO applicable to common shares of $64.3 million, or $0.47 per diluted share of common stock, for the quarter ended June 30, 2005. FFO applicable to common shares for the six months ended June 30, 2006, was $137.7 million, or $1.00 per diluted share of common stock, compared to $123.2 million, or $0.91 per diluted share of common stock in the year ago period. Prior to impairment charges of $4.7 million, or $0.03 of diluted funds from operations per common share, FFO applicable to common shares was $0.50 and $1.03 per diluted share of common stock for the three and six months ended June 30, 2006, respectively. No impairment charges were incurred in the year ago periods. FFO is a supplemental non-GAAP financial measure that the Company believes is helpful in evaluating the operating performance of real estate investment trusts.

RECENT DEVELOPMENTS

•                  As previously announced, on May 1, 2006, the Company entered into a definitive merger agreement with CNL Retirement Properties, Inc. (“CRP”), and entered into a definitive merger agreement with respect to CNL Retirement Corp., the external advisor to CRP. On June 30, 2006, the Company filed a registration statement on Form S-4 (No. 333-135569), which has not been declared effective by the Securities and Exchange Commission.

•                  During the six months ended June 30, 2006, the Company acquired interests in properties aggregating $352 million, including the following:

•            On June 1, 2006, the Company acquired two senior housing properties for $27 million, through a sale-leaseback transaction. These facilities have an initial lease term of fifteen years, with two ten-year renewal options. The initial annual lease rate is approximately 9.0% with annual escalators based on the Consumer Price Index (“CPI”) that have a floor of 2.75%.

•            On May 31, 2006, the Company acquired nine senior housing properties for $99 million, including assumed debt valued at $61 million, through a sale-leaseback transaction. These facilities have an initial lease term of ten years, with two ten-year renewal options. The initial annual lease rate is approximately 8.0% with annual CPI-based escalators.

•                  On July 28, 2006, the Company acquired two assisted living facilities in exchange for three assisted living facilities valued at approximately $20 million and $37 million in cash. The two acquired properties have an initial lease term of ten years, with two ten-year renewal options, and an initial contractual annual lease rate of 7.0% with escalators based on the lessee’s revenue growth. The acquired properties are included in a new master lease that contains a total of six properties leased to the same operator.

•                  During the six months ended June 30, 2006, the Company sold eight properties for $28 million and recognized gains of approximately $11 million.

•                  On July 25, 2006, the Company sold a building, with 204,000 rentable square feet, for $73 million and recognized a gain of approximately $32 million.

•                  During the six months ended June 30, 2006, HCP MOP, the Company’s 33% owned joint venture with an affiliate of General Electric, sold 33 medical office buildings, with 1.3 million of rentable square feet, for $99 million, net of transaction costs, and HCP MOP recognized aggregate gains of approximately $19 million. In connection with these transactions, approximately $65 million of HCP MOP’s secured debt was either repaid or assumed by the purchasers.

•                  During the six months ended June 30, 2006, the Company obtained $165 million of 10-year mortgage financing with a weighted average effective rate of 6.36% in four separate transactions. The Company received net proceeds of $162 million, which were used to repay outstanding indebtedness and for other general corporate purposes.

•                  On July 27, 2006, the Company announced that its Board of Directors declared a quarterly common stock cash dividend of $0.425 per share. The common stock dividend will be paid on August 18, 2006, to stockholders of record as of the close of business on August 7, 2006.

COMPANY INFORMATION

Health Care Property Investors, Inc. has scheduled a conference call and webcast for Tuesday, August 1, 2006 at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time) in order to present the Company’s performance and operating results for the quarter ended June 30, 2006. The conference call is accessible by dialing (866) 510-0708 (U.S.) or (617) 597-5377 (International). The participant pass code is 50912508. The webcast is accessible via the Company’s Internet web site at www.hcpi.com. A webcast replay of the conference call will be available after 2:00 p.m. Eastern Time on August 1, 2006 through August 15, 2006 on the Company’s web site. The Company’s supplemental information package for the current period will also be available on the Company’s web site in the “Presentations” section of the “Investor Relations” tab.

Health Care Property Investors, Inc. (NYSE:HCP) is a self-administered REIT that invests directly or through joint ventures in healthcare facilities. As of June 30, 2006, the Company’s portfolio of properties, excluding assets held for sale but including investments through joint ventures and mortgage loans, included 534 properties in 42 states and consisted of 143 senior housing facilities, 182 medical office buildings, 29 hospitals, 155 skilled nursing facilities and 25 other healthcare facilities. For more information on Health Care Property Investors, Inc., visit the Company’s web site at www.hcpi.com.

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Contact:

Health Care Property Investors, Inc., Long Beach, California

Mark A. Wallace

Senior Vice President and Chief Financial Officer

(562) 733-5100

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include competition for the acquisition and financing of healthcare facilities; competition for lessees and mortgagors (including new leases and mortgages and the renewal or rollover of existing leases); continuing operational difficulties in the skilled nursing and senior housing sectors; the Company’s ability to acquire, sell or lease facilities and the timing of acquisitions, sales and leasings; changes in healthcare laws and regulations and other changes in the healthcare industry which affect the operations of the Company’s lessees or mortgagors; changes in management; costs of compliance with building regulations; changes in tax laws and regulations; changes in the financial position of the Company’s lessees and mortgagors; changes in rules governing financial reporting, including new accounting pronouncements; and changes in economic conditions, including changes in interest rates and the availability and cost of capital, which affect opportunities for profitable investments. With respect to the proposed mergers with CRP and its external advisor, these statements, which include statements regarding the consummation of the mergers are subject to risks and uncertainties with respect to the ability of the Company to obtain financing necessary to consummate the mergers on acceptable terms; the ability of the Company to integrate CRP and its external advisor or to preserve the goodwill of the acquired companies; and the ability to achieve benefits from the mergers. Some of these risks, and other risks, are described from time to time in Health Care Property Investors, Inc.’s Securities and Exchange Commission filings.

HEALTH CARE PROPERTY INVESTORS, INC.

Summary of Information

In thousands, except per share data

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005

Revenues and other income	$140,082	$116,237	$280,112	$222,187

Net income applicable to common shares	$36,284	$37,764	$88,889	$75,939

Basic earnings per common share	$0.27	$0.28	$0.65	$0.57

Diluted earnings per common share	$0.26	$0.28	$0.65	$0.56

Weighted average shares used to calculate diluted earnings per common share	137,192	135,214	137,024	134,871

Funds from operations applicable to common shares (1)	$64,738	$64,294	$137,704	$123,208

Diluted funds from operations applicable to common shares (1)	$67,464	$66,407	$143,003	$127,441

Basic funds from operations per common share (1)	$0.47	$0.48	$1.01	$0.92

Diluted funds from operations per common share (1)	$0.47	$0.47	$1.00	$0.91

Weighted average shares used to calculate diluted funds from operations per common share	143,420	140,246	143,255	139,903

Impairments	$4,711	$—	$4,711	$—

Per common share impact of impairments on diluted funds from operations	$0.03	$—	$0.03	$—

(1)

The Company believes that Funds From Operations (“FFO”) applicable to common shares, Diluted Funds From Operations applicable to common shares and Basic and Diluted Funds From Operations per common share are important supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

FFO is defined as net income applicable to common shares (computed in accordance with U.S. generally accepted accounting principles), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income. A reconciliation of net income applicable to common shares to FFO applicable to common shares is provided herein.

HEALTH CARE PROPERTY INVESTORS, INC.

Consolidated Statements of Income

In thousands, except per share data

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Revenues and other income:
Rental and other revenues	$131,008	$110,137	$251,469	$210,697
Equity income from unconsolidated joint ventures	2,714	88	6,536	299
Interest and other income	6,360	6,012	22,107	11,191
	140,082	116,237	280,112	222,187

Costs and expenses:
Interest	33,640	25,372	65,733	48,610
Depreciation and amortization	31,838	26,671	62,233	49,846
Operating	19,118	15,388	36,682	28,689
General and administrative	8,434	8,827	16,826	16,146
Impairments	4,711	—	4,711	—
	97,741	76,258	186,185	143,291

Income before minority interests	42,341	39,979	93,927	78,896
Minority interests	(4,170)	(3,031)	(7,947)	(6,178)

Income from continuing operations	38,171	36,948	85,980	72,718

Discontinued operations:
Operating income	1,114	1,933	2,602	4,883
Gain on sales of real estate, net	2,282	4,166	10,873	8,904
	3,396	6,099	13,475	13,787

Net income	41,567	43,047	99,455	86,505
Preferred stock dividends	(5,283)	(5,283)	(10,566)	(10,566)

Net income applicable to common shares	$36,284	$37,764	$88,889	$75,939

Basic earnings per common share:
Continuing operations	$0.24	$0.24	$0.55	$0.46
Discontinued operations	0.03	0.04	0.10	0.11
Net income applicable to common shares	$0.27	$0.28	$0.65	$0.57

Diluted earnings per common share:
Continuing operations	$0.24	$0.23	$0.55	$0.46
Discontinued operations	0.02	0.05	0.10	0.10
Net income applicable to common shares	$0.26	$0.28	$0.65	$0.56

Weighted average shares used to calculate earnings per common share:
Basic	136,484	134,445	136,262	133,968

Diluted	137,192	135,214	137,024	134,871

HEALTH CARE PROPERTY INVESTORS, INC.

Funds From Operations Information

In thousands, except per share data

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005

Net income applicable to common shares	$36,284	$37,764	$88,889	$75,939
Real estate depreciation and amortization:
Continuing operations	31,838	26,671	62,233	49,846
Discontinued operations	343	723	804	1,532
Gain on sales of real estate	(2,282)	(4,166)	(10,873)	(8,904)
Equity income from unconsolidated joint ventures	(2,714)	(88)	(6,536)	(299)
FFO from unconsolidated joint ventures	1,280	3,708	3,513	5,730
Minority interests	4,170	3,031	7,947	6,178
Minority interests in FFO	(4,181)	(3,349)	(8,273)	(6,814)
Funds from operations applicable to common shares (1)	$64,738	$64,294	$137,704	$123,208

Distributions on convertible units	$2,726	$2,113	$5,299	$4,233

Diluted funds from operations applicable to common shares (1)	$67,464	$66,407	$143,003	$127,441

Basic funds from operations per common share (1)	$0.47	$0.48	$1.01	$0.92

Diluted funds from operations per common share (1)	$0.47	$0.47	$1.00	$0.91

Weighted average shares used to calculate diluted funds from operations per common share	143,420	140,246	143,255	139,903

Impairments	$4,711	$—	$4,711	$—

Per common share impact of impairments on diluted funds from operations	$0.03	$—	$0.03	$—

(1)     The Company believes that Funds From Operations (“FFO”) applicable to common shares, Diluted Funds From Operations applicable to common shares and Basic and Diluted Funds From Operations per common share are important supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

FFO is defined as net income applicable to common shares (computed in accordance with U.S. generally accepted accounting principles), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income.

HEALTH CARE PROPERTY INVESTORS, INC.

Consolidated Balance Sheets

In thousands, except share and per share data

	June 30,	December 31,
	2006	2005
	(Unaudited)
Assets
Real estate:
Buildings and improvements	$3,734,016	$3,424,857
Developments in process	21,862	22,286
Land	352,437	334,750
Less accumulated depreciation and amortization	657,182	600,562
Net real estate	3,451,133	3,181,331

Loans receivable, net:
Joint venture partners	7,006	7,006
Others	138,681	179,825
Investments in and advances to unconsolidated joint ventures	51,142	48,598
Accounts receivable, net of allowance of $1,373 and $1,205, respectively	12,422	13,313
Cash and cash equivalents	21,476	21,342
Restricted cash	2,375	2,270
Intangibles, net	60,849	38,804
Real estate held for sale, net	45,746	60,521
Other assets, net	67,775	44,255

Total assets	$3,858,605	$3,597,265

Liabilities and Stockholders’ Equity
Bank line of credit	$265,100	$258,600
Senior unsecured notes	1,476,587	1,462,250
Mortgage debt	454,802	236,096
Accounts payable and accrued liabilities	76,782	68,718
Deferred revenue	35,973	22,551
Total liabilities	2,309,244	2,048,215

Minority interests:
Joint venture partners	23,893	20,905
Non-managing member unitholders	133,821	128,379
Total minority interests	157,714	149,284

Stockholders’ equity:
Preferred stock, $1.00 par value: 50,000,000 shares authorized; 11,820,000 shares issued and outstanding, liquidation preference of $25 per share	285,173	285,173
Common stock, $1.00 par value: 750,000,000 shares authorized; 137,049,212 and 136,193,764 shares issued and outstanding, respectively	137,049	136,194
Additional paid-in capital	1,464,181	1,446,349
Cumulative net income	1,620,601	1,521,146
Cumulative dividends	(2,115,671)	(1,988,248)
Accumulated other comprehensive income (loss)	314	(848)

Total stockholders’ equity	1,391,647	1,399,766

Total liabilities and stockholders’ equity	$3,858,605	$3,597,265